UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012

Western Digital Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Michelson Drive, Suite 100 Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

(949) 672-7000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 9, 2012, Western Digital Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the previously announced acquisition (the “Transaction”) of all the issued and outstanding paid-up share capital of Viviti Technologies Ltd., formerly known as Hitachi Global Storage Technologies Pte. Ltd. (“HGST”), by Western Digital Ireland, Ltd., an indirect wholly owned subsidiary of the Company. The Initial 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of HGST as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2010, and the notes related thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of HGST as of September 30, 2011 and December 30, 2010, and the related unaudited condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2011 and September 30, 2010, and the notes related thereto, are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of income for the nine months ended March 30, 2012 and the year ended July 1, 2011, and the notes related thereto, that give effect to the Transaction are attached hereto as Exhibit 99.5 and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Ernst & Young LLP (consent of independent registered public accounting firm).

99.1	Press Release, dated March 8, 2012*

99.2	Investor Information Summary*

99.3	Audited consolidated financial statements of HGST as of and for the period ended December 31, 2010.

99.4	Unaudited condensed consolidated financial statements of HGST as of and for the period ended September 30, 2011.

99.5	Unaudited pro forma condensed combined statement of income of the Company for the period ended March 30, 2012 that give effect to the Transaction.

*	Furnished with the Initial 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray

Date: May 10, 2012		Michael C. Ray
Senior Vice President, General Counsel and Secretary